
IDS Life Insurance Company                                          Life and Disability
IDS Tower 10                                                        Income Insurance
Minneapolis, Minnesota  55440                                       Application
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
Insured                                                      Other Insured Rider (OIR)/2nd Insured
Please provide both day and evening telephone numbers        Please provide both day and evening telephone numbers
Day (____) ____________  Evening (____) _____________        Day (____) ____________  Evening (____) _____________
Best time to call for a medical interview__  Day __ Evening  Best time to call for a medical interview___  Day ___ Evening
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Section A  Insured and Owner Information
1. Insured:  Is insured the owner?  __ Yes  __ No            Other Insured Rider (OIR)__  or 2nd Insured __ ?
                                                                 Is OIR/2nd Insured the owner?  __ Yes  __ No
   -----------------------------------------------------     ----------------------------------------------------------------------
   __ Mr.  __ Mrs.  __ Miss  __ Ms.                          __ Mr.  __ Mrs.  __ Miss  __ Ms.
   -----------------------------------------------------     ----------------------------------------------------------------------
   Insured's name (first)   (full middle)      (last)        OIR/2nd Insured's name (first)   (full middle)      (last)

   -----------------------------------------------------     ----------------------------------------------------------------------
   Home address (street)                                     Home address (street)

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   City, State, Zip                                          City, State, Zip

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   Social Security No.    Driver's License No. and State     Social Security No.    Driver's License No. and State

   -----------------------------------------------------     ----------------------------------------------------------------------
   Birthdate   Marital status   State of birth __ Male       Birthdate   Marital status   State of birth   __ Male
                                               __ Female                                                   __ Female
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   Citizenship                             Self-Employed     Citizenship                             Self-Employed
   __ U.S.  __ Other _________________     __Yes  __No       U.S.  __ Other _________________________  __ Yes  __ No
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   Occupation                              Tax Bracket       Occupation                              Tax Bracket
                                                   %                                                          %
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   Individual occ. income   Net worth   Household income     Individual income from occupation    Relationship to insured
   $                        $           $                    $
   -----------------------------------------------------     ----------------------------------------------------------------------
   Employer name                                             Employer name

   -----------------------------------------------------     ----------------------------------------------------------------------
   Address (street)                                          Address (street)

   -----------------------------------------------------     ----------------------------------------------------------------------
   City, State, Zip                                          City, State, Zip
   -----------------------------------------------------     ----------------------------------------------------------------------

2. Owner (Complete if owner is different from Insured/OIR/2nd Insured)
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   __ Individual
   __ Mr.   __ Mrs.    Owner's name    (first)     (full middle)          (last)            Birthdate          __ Male
   __ Miss  __ Ms.                                                                                             __ Female
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   Individual occ. income   Net worth   Household income   Bus. Tax ID, Taxpr. ID or Social Security No.   Tax Bracket
   $                        $           $                                                                          %
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   Relationship to insured     Home address (street)                     (city)                   (state)             (zip)

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   Employer name                      Address (street)                   (city)                   (state)             (zip)

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   __ Business   Business name        Address (street)                   (city)                   (state)             (zip)

   __ Sole Proprietorship (03)     __ S Corporation (01)    __ Partnership (02)      __ C Corporation (01)
     Type of Business Insurance:  __ Buy/Sell       __ Business Debt Protection      __ Split Dollar    __ Key Person
                                  __ Executive Bonus/GEBA   __ Deferred Compensation(nongovernmental)   __ Other _________________

   __ Trust:  Name of Trust ____________________________________________________________________ Date of Trust
              __ Revocable    Grantor's taxpayer identification number _______________________________
              __ Irrevocable  Trust's taxpayer identification number _________________________________

   __ Other  ______________________________________________________________________________________________________________________

Section B  Life Insurance

1. Life Insurance Plan

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   Insured Amount $                                          OIR Amount $

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                                                 (You must select either Option 1 or Option 2 for these plans)

    __ Life Protection Plus
    __ Variable Universal Life                   __ Death Benefit Option 1:  Initial death benefit is insured amount.
                                                 __ Death Benefit Option 2:  Initial death benefit is insured amount plus
    __ Survivorship Variable Life (V2D)             accumulated cash value. Cost of insurance is greater than Option 1.
    __ 1-Year Term       __ 10-Year Term
    __ Whole Life
    __ Other ____________________________________________________________________________________________________________________

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   Variable Universal Life & Survivorship Variable Life Allocations (complete financial suitability statement on signature page).
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   Premium allocation: (premium amount to be directed to specific investment options within policy)
   Monthly deductions: (investment options within the policy from which the cost of insurance will be deducted)
   Owner's tax bracket _____________% (required for VUL & V2D policies)

   Investment     Premium    Monthly     Investment        Premium    Monthly     Investment        Premium    Monthly
   options       allocation deductions   options          allocation deductions   options          allocation deductions

   Fixed         _________% _________%   Equity           __________% _________%  AIM              _________% _________%

   Income        _________% _________%   Money Market     __________% _________%  Putnam VT N Opp  _________  _________% _________%

   Managed       _________% _________%   Gov't securities __________% _________%  Other            _________  _________% _________%

   Int'l Equity  _________% _________%   2004 Trust       __________% _________%                         100%       100%

   Monthly deductions should be taken using __ Monthly deduction% __ Premium allocation % __ Pro-rata by volume
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2. Life Insurance Riders
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    __ Other Insured Rider (OIR). Complete OIR in Section A and OIR Amount $ and Beneficiary in Section  B.
    __ Accelerated Benefit Rider for Terminal Illness
    __ Waiver of Premium or Waiver of Monthly Deduction
    __ Accidental Death Benefit of $_____________________________
    __ Four-Year Term of $_______________ (V2D Only)
    __ Policy Split Option (V2D Only)

    __ Other ____________________________________________________________________________________________________________________
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    __ Children's Insurance (CIR)   __________ Units
                                                       Complete FIR/CIR information below.
    __ Family Insurance (FIR)  __________ Units

   Children's Insurance Rider and Family Insurance Rider Information:

   A. __ Mr.   __ Mrs.  Spouse information (first, middle and last name)     Birthdate     State of birth     Height     Weight
      __ Miss  __ Ms.   __________________________________________________ _____________ __________________ __________ __________

   B. Name(s) of children to be covered by rider (must be under age 19 and unmarried)    Physical/mental abnormalities at birth?
      Name (first)     (full middle)     (last)            Birthdate           Sex                      (if yes, explain here)
      ______________________________________________________________________________   __ Yes  __ No   __________________________
      ______________________________________________________________________________   __ Yes  __ No   __________________________
      ______________________________________________________________________________   __ Yes  __ No   __________________________

   C. Has anyone listed above received treatment for any disease, physical or mental condition in the past five years?
      __ Yes  __ No

   D. Is this insurance intended to replace any existing insurance and/or annuity?  __ Yes  __ No

   E. If yes to C or D above, explain here ______________________________________________________________________________________
      ___________________________________________________________________________________________________________________________

   F. Are there any children under the age of 19 and unmarried not listed above   __ Yes  __ No
      If yes, list name, birthdate and reason for exclusion _____________________________________________________________________
      ___________________________________________________________________________________________________________________________

3. Life Insurance Premiums

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   Amount of scheduled/      Amount paid with          Lump-sum amount to be          Premium Payment Frequency
   annual premiums           application               paid on delivery of policy     __ Monthly  __ Quarterly
   $________________________ $________________________ $_____________________________ __ Semiannually  __ Annually
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   Method of Payment:  __ New Bank Authorization    __ Add to Existing Bank Authorization account no. ___________________________
                       (BA can be set up for monthly or quarterly frequencies only.  Complete attached BA form.)

                       __ Direct Billing    __ Other ____________________________________________________________________________
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4. Life Insurance Beneficiary (for Survivorship Variable Life, complete b. below)

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a. Option A. Beneficiary is: Insured's designated spouse, if living, otherwise the beneficiaries are the living lawful children of the Insured and they will receive equal shares of the proceeds.

   Option B. Beneficiary is: Insured's designated spouse, if living, otherwise, the beneficiaries are the living lawful children of the Insured and they will receive equal shares of the proceeds; provided, however, that if a child of the Insured has died before the Insured, the share which the child would have received if he/she survived the Insured will be paid to his/her living lawful children in equal shares.

   Option C. Other designation.

                             Insured:                                      OIR:

   __ Option A           __ Option B           __ Option C           __ Option A           __ Option B           __ Option C

   For Option A or B:                                                   For Option A or B:

   Insured's spouse's full name ______________________________________  OIR's spouse's full name ________________________________

   Option C: Other designation _______________________________________  Option C: Other designation _____________________________

   ___________________________________________________________________  _________________________________________________________

   ___________________________________________________________________  _________________________________________________________

   Relationship to Insured ___________________________________________  Relationship to OIR ____________________________________

b. Survivorship Variable Life Beneficiary designation ___________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   Relationship to Insureds _____________________________________________________________________________________________________

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5. Juvenile Insurance

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   COMPLETE IF INSURED IS UNDER AGE 15
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   Did the representative see this child?    Is there similar insurance in force or applied for on all brothers and sisters?

    __ Yes  __ No                            __ Yes  __ No     If not, why? _____________________________________________________

   Amount of life insurance already in force on the person responsible for child's primary support $_____________________________


   X _______________________________________________   X ____________________________________________    ________________________
     Signature of Parent or Legal Guardian               Signature of Witness                            Date

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

Section C  Disability Income and Business Expense Protection Insurance

1. Disability Income Insurance Plan

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   Monthly Benefit                          Insured's Occupation Class                         Waiting Period

   $                                        __ 1A  __ 2A  __ 3A                                __ 30 days   __ 60 days   __ 90 days
                                            __ 4A  __ 5A                                       __ 180 days  __ 365 days
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   Duration of Benefit                            Multiple Case Discount                       Premium Pattern

   __ 1 yr  __ 3 yrs  __ 5 yrs  __ to age 65      __ Yes  __ No                                __ Level  __ Step Rate
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   Employer Plan Coverage Unisex Rates  (Two participants and employer billing required)   __ Yes  __ No
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   Disability Provision    Occupation Classes 1A, 2A & 3A:  __ 2 Years Occupation Protection

   Occupation Classes 4A & 5A:  __ 5 Years Occupation Protection  __ Gradual Recovery Benefits
                                __ Gradual Recovery Benefits/5 Year Occupation Protection Option
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2. Disability Underwriting Information

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   A. Complete description of job duties.  Years of service __________  Number of hours worked per week __________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

      If self-employed:  1. Date business began ___________________________  Number of employees ______________
                         2. What % of duties are supervisory? ____________________________

   B. Any contemplated change in occupation?  __ Yes  __ No  If yes, explain ____________________________________________________

   C. Previous occupation if changed in the past five years _____________________________________________________________________

      ___________________________________________________________________________________________________________________________

   D. Amount of unearned income $_______________________________   Source _______________________________________________________

   E. Is the Insured a member of a State, Public, or Federal Retirement System?  __ Yes  __ No

      If yes, which one? _____________________________________________________

   F. Is the Insured eligible for or does the Insured have any Disability Income Insurance through his/her employer?

      a. Short-term __ Yes  __ No at $_____________ per month for ______ months and ______ day waiting period
      b. Long-term  __ Yes  __ No at $_____________ per month for ______ years and ______ day waiting period
      c. If yes to b., is the group long-term disability integrated with Social Security? __ Yes __ No

   G. Will the Insured's employer be paying the premiums for the IDS Life Disability Insurance?     __ Yes  __ No

   H. Is the Insured eligible for benefits from a required state Cash Sickness disability program?  __ Yes  __ No

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
Section C  Disability Income and Business Expense Protection Insurance (continued)

3. Disability Income Insurance Riders

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    __  Social Benefits Rider $____________ per month with waiting period of ______ days.

    __  Supplemental DI $____________ per month for ______ months and ______ day waiting period

    __  Cost-of-Living Maximum (classes 2A, 3A, 4A and 5A)
        Maximum     __ 3%  __ 4%  __ 5%  __ 6%  __ 7%  __ 8%  __ 9%  __ 10%

    __  Future Purchase Option $____________ Pool Amount

    __  Hospital Indemnity $____________ per month

    __  Other ___________________________________________________________________________________________________________________

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    __  Accidental Death and Dismemberment (AD&D) $_______________   Complete AD&D Beneficiary information below

   AD&D Beneficiary

    __  Option A  __ Option B      Insured's spouse's full name _________________________________________________________________

    __  Option C  Other designation _____________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
       Relationship to Insured __________________________________________________________________________________________________
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4. Disability Income Insurance Premiums

   Annual premiums            Amount paid with            Amount to be paid on            Premium payment Frequency
                              application                 delivery of policy              __ Monthly  __ Quarterly

   $_________________________ $__________________________ $_____________________________  __ Semiannually  __ Annually

   Method of Payment:  __ New Bank Authorization  __ Add to Existing Bank Authorization account no. _____________________________
                       (BA can be set up for monthly or quarterly frequencies only.  Complete attached BA form.)

                       __ Direct Billing  __ Other ______________________________________________________________________________

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Business Expense Protection Insurance
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1. Business Expense Protection Insurance Plan

   (Cannot be applied for without personal Disability Income Protection in force or applied for.)
   Complete Disability Underwriting Information Section

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   Monthly Benefit                       Insured's Occupation Class            Waiting Period                   Benefit Pattern
   $___________________________________  __ 3A  __ 4A  __ 5A                   __ 30 days     __ 60 days        __ Level
    Submit Form 34591                                                                __ 90 days                       __ Increasing
    (Available on DI Proposal System)
   Multiple Case Discount  __ Yes  __ No
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2. Business Expense Protection Insurance Premiums

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   Annual premiums              Amount paid with               Amount to be paid on               Premium Payment Frequency
                                application                    delivery of policy                 __ Monthly  __ Quarterly
   $___________________________ $_____________________________ $_________________________________ __ Semiannually  __ Annually

   Method of Payment:  __ New Bank Authorization  __ Add to Existing Bank Authorization account no. _____________________________
                       (BA can be set up for monthly or quarterly frequencies only.  Complete attached BA form.)

                       __ Direct Billing  __ Other ______________________________________________________________________________

Section D  Medical History
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Insured:                                                        Other Insured Rider (OIR)/2nd Insured:
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Doctor or Clinic                                                Doctor or Clinic

1.                                                              1.
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Patient number                 Phone number                     Patient number                 Phone number

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Address                        City     State  Zip              Address                        City     State  Zip

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Date last seen         Reason last seen                         Date last seen         Reason last seen

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2. Height __________   Weight _________________                 2. Height __________   Weight _________________

3. Have you ever had, or been told you had, consulted           3. Have you ever had, or been told you had, consulted
   with, been tested for or treated by a doctor or medical         with, been tested for or treated by a doctor or medical
   practitioner for any of the following: (circle disorder         practitioner for any of the following: (circle disorder
   for "Yes" answers)                                              for "Yes" answers)

   A. Cancer or tumor, unusual fatigue, problems with or           A. Cancer or tumor, unusual fatigue, problems with or
      of the muscles, bones, neck, back, joints, skin, liver,         of the muscles, bones, neck, back, joints, skin, liver,
      kidneys, urinary tract, digestive, or reproductive              kidneys, urinary tract, digestive, or reproductive
      system?               __ Yes  __ No                             system?               __ Yes  __ No
      Date of last consultation, test or treatment ___________        Date of last consultation, test or treatment ___________

   B. Chest pain, disorder of the heart, circulation, high            B. Chest pain, disorder of the heart, circulation, high
      blood pressure, lung or breathing, memory loss, diabetes,          blood pressure, lung or breathing, memory loss, diabetes,
      high blood sugar, epilepsy, stroke, loss of consciousness,         high blood sugar, epilepsy, stroke, loss of consciousness,
      paralysis, brain, or nervous system?  __ Yes  __ No                paralysis, brain, or nervous system?  __ Yes  __ No
      Date of last consultation, test or treatment ___________           Date of last consultation, test or treatment ___________

   C. Mental illness, stress, anxiety, depression, emotional          C. Mental illness, stress, anxiety, depression, emotional
      disorder, or alcohol or drug/substance abuse? __ Yes __ No         disorder, or alcohol or drug/substance abuse? __ Yes __ No
      Date of last consultation, test or treatment ___________           Date of last consultation, test or treatment ___________

4. Have you ever used marijuana, cocaine, heroin or             4. Have you ever used marijuana, cocaine, heroin or
   amphetamines? __ Yes __ No                                      amphetamines? __ Yes __ No
   Date of last use _______________                                Date of last use _______________

5. Have you ever been diagnosed or received treatment by        5. Have you ever been diagnosed or received treatment by
   a health care provider for AIDS (Acquired Immune Deficiency     a health care provider for AIDS (Acquired Immune Deficiency
   Syndrome) or ARC (AIDS-Related Complex?)  __ Yes  __ No         Syndrome) or ARC (AIDS-Related Complex?)  __ Yes  __ No
   Date of last consultation, test or treatment ______________     Date of last consultation, test or treatment ______________

6. Within the past five years have you stayed overnight in a    6. Within the past five years have you stayed overnight in a
   hospital or gone to an emergency room for any illness,          hospital or gone to an emergency room for any illness,
   or injury; been to a medical clinic, therapist, doctor, or      or injury; been to a medical clinic, therapist, doctor, or
   health care provider; or presently have a physical impairment   health care provider; or presently have a physical impairment
   or illness not listed above?  __ Yes  __ No                     or illness not listed above?  __ Yes  __ No
   Date of last consultation, test or treatment ______________     Date of last consultation, test or treatment ______________
   If yes, give reason:                                            If yes, give reason:
   _________________________________________________________       _________________________________________________________
   _________________________________________________________       _________________________________________________________
   _________________________________________________________       _________________________________________________________

7. Have you ever used tobacco or nicotine in any form?          7. Have you ever used tobacco or nicotine in any form?
   __ Yes  __ No                                                   __ Yes  __ No
   B. If yes, what is/was used?_____________________________       B. If yes, what is/was used?_____________________________
   C. What amount?  ________________________________________       C. What amount?  ________________________________________
   D. Date last used? ______________________________________       D. Date last used? ______________________________________
                                        (month and year)                                                   (month and year)

Section E  Underwriting Information

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Insured                                                           Other Insured Rider (OIR)/2nd Insured:

1. Do you have any current plans to travel outside of the         Do you have ny current plans to travel outside the
   United States?:  __ Yes  __ No                                 United States?:  __ Yes  __ No
   If yes, where ____________________________________________     If yes, where __________________________________________
   For how long ______________________ Reason _______________     For how long ______________________ Reason _____________
   __________________________________________________________     ________________________________________________________
   __________________________________________________________     ________________________________________________________

2. During the past five years have you:                           During the past five years have you?

   A. Flown, or do you contemplate flying as a pilot, student     A. Flown, or do you contemplate flying as a pilot, student
      pilot or crew member?  __ Yes  __ No                           pilot or crew member?  __ Yes  __ No

   B. Participated in or do you contemplate participating in      B. Participated in or do you contemplate participating in
      motorcycle riding, racing (automobile, snowmobile,             motorcycle riding, racing (automobile, snowmobile,
      motorcycle, boat), skin/scuba diving, skydiving, hang-         motorcycle, boat), skin/scuba diving, skydiving, hang-
      gliding, or other similar activities?                          gliding, or other similar activities?
      __ Yes  __ No                                                  __ Yes  __ No
      If yes, what activity? ________________________________        If yes, what activity? ________________________________

   C. Had your driver's license revoked, received a moving        C. Had your driver's license revoked, received a moving
      violation or been cited for a DUI/DWI __ Yes __                violation or been cited for a DUI/DWI __ Yes __
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Insured:

3. Have you ever had an application for insurance declined, postponed or modified in any way?  __ Yes  __ No
   If yes, provide date ___________________ Company name _________________________________________________________________________
   Reason ________________________________________________________________________________________________________________________

4. Do you have any annuities or live or disability income insurance currently in force or applied for? __ Yes __ No
   If yes, provide the information below and indicate if this insurance is replacing any of the existing policies.
   If replacing an existing IDS Life Policy, the cash value should be: __ applied to the new IDS Life Policy __ returned to client

                      Plan                           Policy       Ins. amount/     D.I. yrs        ADB           Will this
   Company name       type       Policy number        date         mo. income       payable       amount       be replaced?*

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No
 If the insurance applied for will replace any existing insurance, Submit replacement form(s) if required.

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Other Insured Rider (OIR)/2nd Insured:

7. Have you ever had an application for insurance declined, postponed or modified in any way?  __ Yes  __ No
   If yes, provide date ___________________ Company name _________________________________________________________________________
   Reason ________________________________________________________________________________________________________________________

8. Do you have any annuities or live or disability income insurance currently in force or applied for? __ Yes __ No
   If yes, provide the information below and indicate if this insurance is replacing any of the existing policies.
   If replacing an existing IDS Life Policy, the cash value should be: __ applied to the new IDS Life Policy __ returned to client

                      Plan                           Policy       Ins. amount/     D.I. yrs        ADB           Will this
   Company name       type       Policy number        date         mo. income       payable       amount       be replaced?*

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No
 If the insurance applied for will replace any existing insurance, Submit replacement form(s) if required.

IDS Life Insurance Company                                          Life and Disability
P.O. Box 499                                                        Income Insurance
Minneapolis, Minnesota  55440-0499                                  Application


Agreement and Signature
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Agreement

By signing this application, you acknowledge all the following terms and conditions.

    Adequate information. You have received the IDS Life's Client Information Practices, and you have read and understood it.

    When coverage begins. You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met:

    The owner has paid the full first premium, according to the mode of premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and

    The premium has not been returned by the company; and

    The Insured has submitted all medical and other information required by the company's written underwriting rules; and

    The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of:
    (a) the date of this application; or (b) the date of completion of all medical examinations and other information (which may include the company's medical information gathering interview) required by the company's written underwriting rules.

    In cases where the Insured is not insurable for the plan of insurance, amount of insurance, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the owner.
    when the company includes that person under a policy accepted by the owner.

    For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued
    before coverage will begin.  (This limitation is subject to the incontestability provision in the policy.)

    Amount of Life Insurance Coverage. If coverage begins prior to delivery of the policy under the conditions described above, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000.
    Except as limited by this agreement, any coverage provided will be under the terms of the policy applied for.

    Amount of Disability Insurance Coverage. If coverage begins prior to delivery of the policy under the conditions described above, the disability coverage monthly benefit on the Insured will be the lesser of (1) $3,500 of monthly benefit, (2) the monthly benefit applied for in this application, or (3) the maximum monthly benefit based on the company's written underwriting rules. Coverage on the Insured for this monthly benefit will be provided under the terms of the policy until the first of the following to occur: (1) benefits paid and payable total $500,000; or (2) the Insured is no longer eligible for benefits under the terms of the policy because the Insured is no longer disabled or the maximum benefit period has been reached. When the first of (1) or (2) occur, all benefits will cease and coverage under this agreement and the policy will cease.

    Company's responsibilities.  You understand that:
    Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured.  The officers of the company are the President, Vice President, Secretary and
    Assistant Secretary;

    If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

    No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and

    By accepting a policy, the owner ratifies any changes entered at any time on the Home Office Endorsement form attached to the policy.  However, the owner must sign a separate written document for any change in type of plan, amount, benefits or Insured's risk classification.  (Not applicable in New Hampshire, New Jersey and West Virginia.)

    Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

    Release of Information. You understand and agree that the company will use and release information about you as described in the attached IDS Life's Client Information Practices.  You may inform us not to use information for certain marketing purposes described in IDS Life's Client Information Practices.

    Qualified Plans only. You certify that the plan under Ownership of the insurance application is qualified under
    Section 401(a) of the United States Internal Revenue Code.  This policy will be issued based on representations by you that the Plan is qualified.

    Life Protection Plus/Universal Life Insurance. If you  have applied for this type of insurance, you acknowledge that you have been informed that (1) the company may periodically change the current interest rate being credited on cash values, and
    (2) that surrender charges may apply in certain circumstances.

    Declaration

    You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued.  You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

                                                     Client Copy
                                                     ------------

Financial Suitability Statement Variable Universal Life/Survivorship Variable Life.  If you have applied for this type of insurance, check each of the following to acknowledge that you have received and read them:

__ Adequate information. You have received the current prospectuses for the policy applied for and any funds involved.

__ Purpose. You agree that this variable type of insurance is in accord with your insurance and financial objectives.
   __ You understand that there can be no assurance that such objectives will be achieved.
   __ Your risk tolerance for investment is:   __ Low   __ Medium   __ High
   __ Your specific long-term goals and objectives are:
      __ Protection   __ Tax Deferral   __ Capital Appreciation   __ Stability of Principal

__ Variable values. The amount of Death Benefit and Policy Value can both increase and decrease; however, the
   Death Benefit will never be less than any Guaranteed Minimum Death Benefit.

__ Fees and charges. The fees and charges have been explained to you and are also explained in detail in the policy.

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Social Security or Taxpayer Identification Number Certification
 You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:
1.The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and
2.You are not subject to backup withholding because:(a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding.
Certification Instructions -- You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
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Authorization to Obtain Information -- IDS Life Insurance Company
  You authorize any physician, medical practitioner, hospital, other medical facility, the Medical Information Bureau, employer, and consumer reporting agency having medical and other information about you and your minor children to give that information to the company or its reinsurer.  You understand that the company will use this information to determine eligibility for insurance and benefits.  You acknowledge that your medical records, including any alcohol or drug abuse information, may be protected by the Federal Alcohol and Drug Abuse Regulation 42 CFR Part 2.
  You authorize the company to obtain investigative consumer reports on you and your minor children.  You understand that you have the right to request a personal interview if an investigative consumer report is obtained.
  You agree that a photographic copy of this authorization will be as valid as the original.
  You agree that this authorization will be valid for two and one-half years from the date shown below.
  You acknowledge that you have received a copy of this authorization.

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The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
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Signatures (Insureds under age 15 need not sign.)

Insured (base plan)  X____________________________________    OIR/2nd Insured X_________________________________________________
         FIR Spouse  X____________________________________    OIR Insured X_____________________________________________________

Owner's signature (omit if owner already signed as an insured)    X_____________________________________________________________

Signed on (date) ____ - ____ - ____, (state) __________, at (city), X___________________________________________________________

Receipt
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All checks must be completed in full and be made payable to the company (not to the representative).

Received from ______________________________________________ the sum of $______________________________ with this application.

__ No money paid with this application.

Representative's Report
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Is Insured related to representative?  __ Yes   __ No  If yes, give relationship ________________________________________________
You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid.  You also certify that you truly and accurately recorded on the application the information supplied by the applicant.  You are not aware of anything detrimental to the risk that is not recorded in this application.

You certify that, to the best of your knowledge and belief, the information provided on Page 7 of this application regarding replacement of existing insurance and annuities is true and accurate.

Representative's signature X______________________________________________________   No. _______________  Area Office ___________

Compensation _____________________________%  Phone (________) ________ - ________________________  Team ID ______________________

Representative's name (print) ____________________________________________________________________________

Joint Representative's signature X___________________________________________________  No. _____________  Area Office ___________

Compensation _____________________________%  Phone (________) ________ - ________________________  Team ID ______________________

Compensation percentages must equal 100%.

Indicate Fax No. (________) ________ - ________________________  If you want to receive status information via fax instead of Telememo.
31470 A
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